UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 15, 2023

BERRY GLOBAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-35672
(Commission File Number)
Delaware	20-5234618
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
(Address of principal executive offices, including zip code)
(812) 424-2904
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On February 15, 2023, the Company held its Annual Meeting of Stockholders at the Bally’s Evansville Executive Conference Center located at 450 NW Riverside Dr., Evansville, Indiana 47708 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement.

At the Annual Meeting, 108,082,607 shares of common stock, or 89.6% of the issued and outstanding shares of common stock, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1:  Election of Directors.

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
B. Evan Bayh	99,140,321	3,702,287	349,661	4,890,338
Jonathan F. Foster	99,207,489	3,636,097	348,683	4,890,338
Idalene F. Kesner	97,331,628	5,512,445	348,196	4,890,338
Jill A. Rahman	100,227,436	2,616,812	348,021	4,890,338
Carl J. Rickertsen	91,354,785	11,489,300	348,184	4,890,338
Thomas E. Salmon	101,252,647	1,888,142	51,480	4,890,338
Chaney M. Sheffield	101,880,812	1,269,589	41,868	4,890,338
Robert A. Steele	99,743,653	3,100,173	348,443	4,890,338
Stephen E. Sterrett	101,931,466	909,243	351,560	4,890,338
Scott B. Ullem	100,353,077	2,489,702	349,490	4,890,338

Item 2:  Ratification of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2023.

Votes For	Votes Against	Abstentions
105,812,504	2,234,055	36,048

Item 3:  Advisory, non-binding vote to approve the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,963,959	4,141,697	86,613	4,890,338

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number   Description
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC. (Registrant)

Dated: February 17, 2023	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary